SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 30, 2003

Date of Report (date of earliest event reported)

NANOGEN, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-23541	33-0489621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

10398 Pacific Center Court
San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (858) 410-4600

N/A

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

On April 30, 2003, we issued a press release announcing results for our fiscal quarter ended March 31, 2003.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2003	NANOGEN, INC.

/s/ HOWARD C. BIRNDORF
Howard C. Birndorf
Chief Executive Officer